Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
29.	Subsequent Events

(a) BWA business in Hong Kong

On February 7, 2012, the Company announced that it is a provisional successful bidder for radio spectrum in the 2.3 GHz band to provide broadband wireless access (“BWA”) services in Hong Kong. 21Vianet is one of three provisional successful bidders, each of whom won one frequency band of 30 MHz.

The Hong Kong Telecommunications Authority will issue a 15-year unified telecommunications carrier license to successful bidders, allowing licensees to provide fixed, mobile or a combination of these services using the licensees’ frequency bands. Provisional successful bidders are required to pay spectrum utilization fees within 30 business days and submit a refundable performance bond of HK$150 million (US$19.3 million) as a guarantee of compliance with the network and service rollout requirements.